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                                                                    EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


       We consent to inclusion in this Registration Statement on Form S-1 of our report dated September 16, 1994, on our audits of the financial statements of Harmony Holdings, Inc. We also consent to the reference to our firm under the caption "Experts".



   Coopers & Lybrand LLP.
   Sherman Oaks, California

   February 27, 1997